UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 29, 2010

PREMIER FINANCIAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	61-1206757
(State or other jurisdiction of incorporation organization)	(I.R.S. Employer Identification No.)

2883 Fifth Avenue Huntington, West Virginia	25702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (304) 525-1600

Not Applicable
Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

PREMIER FINANCIAL BANCORP, INC,

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.  Entry into a Material Definitive Agreement

On July 29, 2010, Consolidated Bank and Trust Company (“CB&T” or “the Bank”), a wholly owned subsidiary of Premier Financial Bancorp, Inc. (“Premier”), the Federal Reserve Bank of Richmond (“FRB”) and the State Corporation Commission Bureau of Financial Institutions (“Virginia Bureau”) entered into a written agreement (“Written Agreement”) requiring CB&T to perform certain actions primarily designed to improve the credit quality of the Bank.  Abigail Adams National Bancorp, Inc. (“AANBI”), as parent of CB&T, and Premier, as parent of AANBI, were also named as parties to the Written Agreement to ensure that the Bank complies with the Written Agreement.

In addition to ensuring the Bank complies with provisions one through sixteen of the Written Agreement, Premier will specifically be subject to provision eleven requiring prior written approval of the FRB and the Director of the Division of Banking Supervision and Regulation of the Board of Governors of the Federal Reserve System for declaring or paying and dividends, and provision twelve requiring prior written approval of the FRB before incurring, increasing or guaranteeing any debt or purchasing or redeeming any shares of its stock.

A copy of the Written Agreement is filed as Exhibit 10.1 hereto and is incorporated by reference into this Item 1.01.  The foregoing summary of certain provisions of the Written Agreement is qualified in its entirety by reference thereto.

Item 9.01.   Financial Statements and Exhibits

(c)         Exhibit 10.1 – Written Agreement by and among Premier Financial Bancorp, Inc., Huntington, West Virginia, Abigail Adams National Bancorp, Inc., Washington, D.C., Consolidated Bank and Trust Company, Richmond, Virginia, the Federal Reserve Bank of Richmond, Richmond, Virginia, and State Corporation Commission Bureau of Financial Institutions, Richmond Virginia dated July 29, 2010.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER FINANCIAL BANCORP, INC.
(Registrant)

/s/ Brien M. Chase
Date: July 30, 2010                                                   Brien M. Chase, Senior Vice President
  and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Written Agreement by and among Premier Financial Bancorp, Inc., Huntington, West Virginia, Abigail Adams National Bancorp, Inc., Washington, D.C., Consolidated Bank and Trust Company, Richmond, Virginia, the Federal Reserve Bank of Richmond, Richmond, Virginia, and State Corporation Commission Bureau of Financial Institutions, Richmond Virginia dated July 29, 2010.